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                                                                    Exhibit 23.2

                       Consent of Independent Accountants

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 333-83245, 333-93151, 333-93153 and 333-32202) of
Engage, Inc. of our report dated March 8, 2000 relating to the financial statements of Flycast Communications Corporation, which appears in the Engage, Inc. definitive proxy statement filed with the Securities and Exchange Commission on April 7, 2000.


/s/ KPMG LLP
San Francisco, California
July 12, 2000